DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund
Delaware International Value Equity Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated March 29, 2019

Effective July 26, 2019, the following replaces the information in the section entitled “Fund summaries – Delaware Global Value Fund – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Christopher Gowlland	Vice President, Senior Quantitative Analyst – Macquarie Investment Management, Americas	July 2019
Jens Hansen	Managing Director, Chief Investment Officer – Global Equity Team	March 2019
Klaus Petersen	Portfolio Manager – Global Equity Team	March 2019
Claus Juul	Portfolio Manager – Global Equity Team	March 2019
Åsa Annerstedt	Portfolio Manager – Global Equity Team	March 2019

Effective July 26, 2019, the following replaces the information in the section entitled “Fund summaries – Delaware International Value Equity Fund – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Christopher Gowlland	Vice President, Senior Quantitative Analyst – Macquarie Investment Management, Americas	July 2019
Jens Hansen	Managing Director, Chief Investment Officer – Global Equity Team	March 2019
Klaus Petersen	Portfolio Manager – Global Equity Team	March 2019
Claus Juul	Portfolio Manager – Global Equity Team	March 2019
Åsa Annerstedt	Portfolio Manager – Global Equity Team	March 2019

Effective July 26, 2019, the following replaces the biographical information in the section entitled “Who manages the Funds – Portfolio managers – Delaware Global Value Fund and Delaware International Value Equity Fund”:

Christopher Gowlland, Jens Hansen, Klaus Petersen, Claus Juul, and Åsa Annerstedt have primary responsibility for making the day-to-day investment decisions for Delaware Global Value Fund and Delaware International Value Equity Fund.

Chris Gowlland, CFA Vice President, Senior Quantitative Analyst– Macquarie Investment Management, Americas
Chris Gowlland is senior quantitative analyst for the firm’s equity department. He also serves as portfolio manager for several different strategies in the firm’s multi-asset class offerings, a role he assumed in July 2019. Gowlland joined Macquarie Investment Management (MIM) in May 2007 as vice president and senior quantitative analyst. Prior to joining the firm, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor’s degree in Chinese and Spanish from the University of Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Jens Hansen Managing Director, Chief Investment Officer — Global Equity Team
Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Klaus Petersen, CFA Portfolio Manager — Global Equity Team
Klaus Petersen is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul Portfolio Manager — Global Equity Team
Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Åsa Annerstedt Portfolio Manager — Global Equity Team
Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018. Annerstedt has been a portfolio manager since 2013. Prior to that, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and

Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2019.